Accrual For Onerous Contracts	12 Months Ended
Dec. 31, 2011
Accrual For Onerous Contracts [Abstract]
Accrual For Onerous Contracts

15. Accrual for onerous contracts

     Accrual for onerous contracts relates to lease-in, lease-out transactions ("LILO"). At December 31, 2011, we leased-in four aircraft from two different lessors under operating head leases that mature between 2012 and 2013. At December 31, 2011, we had entered into sublease agreements with several different customers covering these same aircraft. For all four aircraft, the lease termination dates of the subleases are matched to the lease termination dates under the head leases. The contracted sublease receipts are insufficient to cover our monthly obligations under the head leases. These transactions are recorded at their net present value.

     We have established a liability equal to the difference between the present value of head lease expenses and the present value of sublease revenue, discounted at appropriate discount rates. The amount of this liability amortizes to income monthly on a constant yield basis as we meet our obligations under the head leases.

     Following is a summary of the undiscounted contracted minimum lease payments under the respective head leases and subleases at December 31, 2011:

	Head lease payments	Sublease receipts

2012	$11,822	$7,550
2013	—	510
	$11,822	$8,060

     As referenced in Note 3, we are required, in some instances, to maintain deposits in restricted accounts or to cash-back letters of credit which are security to the respective headlessors for our obligations under the LILO transactions.